                                                                    EXHIBIT 10.1

                     DATED THIS 27TH DAY OF SEPTEMBER 1996



                                    BETWEEN



                   CHARTERED SEMICONDUCTOR MANUFACTURING LTD



                                      And



                       INTEGRATED CIRCUIT SYSTEMS, INC.


            ______________________________________________________


                          AMENDMENT AGREEMENT (NO.1)
                                      TO
                    DEPOSIT AGREEMENT DATED 8 NOVEMBER 1995


            ______________________________________________________

                          AMENDMENT AGREEMENT (NO.1)


THIS AMENDMENT AGREEMENT (NO. 1) is made the 27th day of September 1996, by and between:-

(1) CHARTERED SEMICONDUCTOR MANUFACTURING LTD (formerly known as Chartered Semiconductor Manufacturing Pte Ltd), a Singapore corporation having a place of business at 60 Woodlands Industrial Park D, Street 2, Singapore 738406 ("CSM"); and

(2) INTEGRATED CIRCUIT SYSTEMS, INC., a company incorporated in Pennsylvania and having its place of business at 2435 Blvd of the Generals, Valley Forge, PA 19482, United States of America ("Customer").


WHEREAS

(A) CSM and Customer had entered into a Deposit Agreement dated 8 November 1995, as amended by a Letter of Amendment dated 23 April 1996 (the Deposit Agreement and the Letter of Amendment shall be hereinafter collectively known as the "Deposit Agreement") for the purpose of Customer depositing certain funds with CSM and to procure CSM to make available to Customer certain wafer manufacturing capacity.

(B) CSM and Customer hereto are entering into this Amendment Agreement to vary the Deposit Agreement with effect from the date hereof.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the parties agree as follows:-

1.   INTERPRETATION

     All terms and references used in the Deposit Agreement and which are defined or construed in the Deposit Agreement but are not defined or construed in this Amendment Agreement shall have the same meaning and construction in this Amendment Agreement.

2.   AMENDMENT TO THE DEPOSIT AGREEMENT

     The Parties agree that with effect from the date of this Amendment Agreement, the Deposit Agreement shall be amended as follows:-

     2.1  CLAUSE 1 (THE DEPOSIT)
          ----------------------

          The provisions of CLAUSE 1 shall be amended as follows:-

          (i) The figure "US$20,000,000" appearing at the beginning of the third line of CLAUSE 1.1 shall be deleted and replaced by the figure "US$10,000,000".

          (ii) CLAUSES 1.2 AND 1.3 shall be deleted in their entirety and replaced with the following new Clauses 1.2, 1.3 and 1.4:-

          "1.2 The Deposit shall be paid by telegraphic transfer to an account designated by CSM and such Deposit shall be maintained by Customer to the full amount of US$10,000,000 during the term of this Agreement, less such amounts that may have been refunded by CSM to Customer pursuant to Clause 4.4 below.

          1.3 Upon the expiry of the term of this Agreement or the earlier termination thereof in accordance with Clause 5 or Clause 6.2, CSM will return to Customer the Deposit, without interest and subject to any deductions or refunds made by CSM pursuant to the terms of this Agreement.

          1.4 Customer shall have the option to increase the Deposit to the sum of US Dollars Twenty Million (US$20,000,000.00), provided that:-

                (a) Customer shall give CSM at least six (6) to twelve (12) months' written notice of such intention to increase the Deposit, such period to be mutually agreed by the parties;

                (b) CSM has the right to request Customer to increase the Deposit by a date ("Expiry Date") to be determined by CSM in its sole discretion, provided that CSM shall give Customer at least six (6) to twelve (12) months notice. In the event Customer does not increase the Deposit to US$20,000,000 by the determined Expiry Date, Customer's option to increase the Deposit shall expire;

          (c) in the event Customer increases the Deposit to US$20,000,000.00 before the Expiry Date, CSM's Supply Commitment shall be calculated in accordance with the formula set out in Annex B; and

          (d) the terms and conditions of such increase shall be mutually agreed between the parties.

2.2  CLAUSE 2 (CSM SUPPLY COMMITMENT)
     --------------------------------

     The provisions of CLAUSE 2 shall be amended as follows:-

     (i) By deleting CLAUSE 2.1 in its entirety and replacing it with the following new Clause 2.1:-

          "2.1 In consideration of the payment of the Deposit by Customer and Customer's maintenance of the full deposit amount of US$10,000,000 with CSM, less such amounts that may have been refunded by CSM to Customer pursuant to Clause 4.4 or Clause 4.5 below, CSM will make available to Customer, wafer manufacturing capacity for 8-inch wafers (based on 15 mask level wafers) in each calendar year commencing the year 1997 until the expiry or the earlier termination of the term of this Agreement, in such quantities as set out in Annex B (the "CSM supply Commitment").

     (ii) The word "Clause 8.6" appearing at the third line of CLAUSE 2.4 shall be deleted and the word "Clause 7.6" substituted therefor.

2.3  CLAUSE 3 (CUSTOMER LOADING COMMITMENT)
     --------------------------------------

     The provisions of Clause 3 shall be amended as follows:-

     (i) The word "quarters" appearing in the second line of CLAUSE 3.1 shall be deleted and replaced by the word "years" and the words "Annex B" appearing in the third line shall be deleted and replaced with the words "Annex C".

     (ii) The word "quarter" appearing in the first line of CLAUSE 3.2 shall be deleted and replaced by the word "year".

     (iii) CLAUSE 3.3 shall be deleted in its entirety.

2.4  CLAUSE 4 (LIQUIDATED DAMAGES)
     -----------------------------

     The heading 4. and Clauses 4.1, 4.2, 4.3, 4.4 and 4.5 shall be deleted in their entirety.

2.5  CLAUSE 5 (SET OFF AND MAINTENANCE OF DEPOSIT)
     ---------------------------------------------

     The provisions of CLAUSE 5 shall be amended as follows:-

     (i)    by renumbering the heading 5. as "4.".

     (ii) by deleting Clauses 5.1 and 5.2 in their entirety and replacing them with the following new Clauses 4.1 and 4.2:-

            "4.1 CSM shall be entitled to deduct from and set-off against the Deposit, any payment falling due and remaining unpaid by Customer under the Foundry Agreement.

            4.2 At the end of each calender quarter, CSM shall issue a written notice to Customer stating the amount of the overdue payments and Customer shall pay the relevant sum to CSM within 30 days of the date of such notice, so as to maintain the Deposit at US$10,000,000.00 less such amounts that may have been refunded by CSM to Customer pursuant to Clause 4.4 or Clause 4.5 below."

     (iii) by renumbering Clause 5.3 as Clause "4.3"; by deleting the word "Clause 5.2" appearing in the first line and substituting the word "Clause 4.2" therefor; and by deleting the words "liquidated damages and" appearing in the second line.

     (iv)   by inserting the following new Clause 4.4:-

            "4.4 For the period 1 January 1997 to the expiry of this Agreement or to such time as the Deposit balance remaining with CSM is reduced to zero (whichever is earlier), :-

                  (a) provided that (i) the Customer Actual Loading quantity for each calendar year is between 80% and 125% (both percentages inclusive) of the quantity for such calendar year specified in Annex C, (the Customer Loading Commitment), AND
               (ii) Customer pays the Deposit instalments in accordance with the Payment Schedule set out in Annex A, then for every 8-inch wafer that CSM ships to Customer, Customer is entitled to a refund of US$300 per wafer from the Deposit. CSM will refund such amount to Customer on 1 January of the year immediately following the year in which Customer has fulfilled both conditions stated in Clause 4.4(a)(i) and (ii) above.

               By way of illustration, if Customer (i) purchases 80% of the quantity for the calendar year of 1997 as set out in Annex C and
               (ii) has paid the Deposit instalments of US$3,000,000.00 within 5 days of the date of the Amendment Agreement, US$3,000,000.00 on 1 March 1997 and US$2,000,000.00 on 1 September 1997, then CSM will refund US$1,080,000.00 to Customer on 1 January 1998.

          (b) provided that (i) the Customer Actual Loading quantity for each calendar year exceeds 125% of the quantity specified in Annex C (the Customer Loading Commitment) for such calendar year, AND
               (ii) Customer pays the Deposit instalments in accordance with the Payment Schedule set out in Annex A, then for every 8-inch wafer that CSM ships to Customer, Customer is entitled to (x) a refund of US$300 per wafer from the Deposit, and (y) a refund of US$500,000. CSM will refund such amounts referred to in (x) and
               (y) to Customer on 1 January of the year immediately following the year in which Customer has fulfilled both conditions stated in Clause 4.4(b)(i) and (ii) above.

               By way of illustration, if Customer (i) purchases 130% of the quantity for the calendar year of 1997 as set out in Annex C and
               (ii) has paid the Deposit instalments of US$3,000,000.00 within 5 days of the date of the Amendment Agreement, US$3,000,000.00 on 1 March 1997 and US$2,000,000.00 on 1 September 1997, then CSM will refund US$2,255,000 to Customer on 1 January 1998."

2.6  CLAUSE 6 (TERM AND TERMINATION)
     -------------------------------

     The provisions of CLAUSE 6 shall be amended as follows:-

     (i)   By renumbering the heading 6. as "5.".

     (ii) By renumbering CLAUSE 6.1 as Clause "5.1"; by deleting the words "31 December 2000" appearing in the first line and replacing them with the words "30 June 2002 or such date on which the Deposit balance remaining with CSM is reduced to zero (whichever is earlier),"; and by deleting the word "termination" appearing in the second line and replacing it with the word "terminated".

     (iii) By deleting SUB-CLAUSE 6.1(a) in its entirety.

     (iv)  By renumbering SUB-CLAUSE 6.1(b) as sub-clause 5.1 "(a)".

     (v) By renumbering SUB-CLAUSES 6.1(c) as sub-clauses 5.1 "(b)" and by deleting the words "Customer Actual Loading" appearing in the second line and replacing it with the words "CSM Supply Commitment".

     (vi)  By renumbering SUB-CLAUSE 6.1 (d) as sub-clauses 5.1 "(c)".

     (vii) By renumbering Clause 6.2 as Clause "5.2"; and by deleting the word "Clause 6.1" appearing in the first line and substituting the word "CLAUSE 5.1" therefor.

2.7  CLAUSE 7 (FORCE MAJEURE)
     ------------------------

     (i) The HEADING 7. AND CLAUSE 7.1 shall be renumbered as "6." and Clause "6.1" respectively.

     (ii) CLAUSE 7.2 shall be renumbered as CLAUSE "6.2"; and the word "Clause 7" appearing in the first line shall be deleted and the word "Clause 6" substituted therefor.

2.8  CLAUSE 8 (WARRANTY AND INDEMNITY)
     ---------------------------------

     The heading 8. and Clauses 8.1, 8.2, 8.3, 8.4, 8.5 and 8.6 shall be renumbered as "7." and Clauses "7.1", "7.2", "7.3", "7.4", "7.5" and "7.6
     respectively.

2.9  CLAUSE 9 (CONFIDENTIALITY)
     --------------------------

     The heading 9. and Clauses 9.1, 9.2 and 9.3 shall be renumbered as "8.", and Clauses "8.1", "8.2" and "8.3" respectively.

2.10 CLAUSE 10 (NOTICES)
     -------------------

     By amending Clause 10 as follows:-

     (i)    By renumbering the heading 10. and "9.".

     (ii) By renumbering Clause 10.1 as Clause "9.1" and by deleting the address and facsimile number for CSM in its entirety and replacing it with the following:-

            "CSM
             ---

            60 Woodlands Industrial Park D, Street 2
            Singapore 738406
            Facsimile no: (65) 3622908
            Attn: Mr. Tan Bock Seng
                  President"

     (iii)  By renumbering Clause 10.2 as Clause "9.2".

2.11 CLAUSE 11 (WAIVER AND REMEDIES)
     -------------------------------

     The heading 11. and Clauses 11.1, and 11.2 shall be renumbered as "10." and Clauses "10.1" and "10.2" respectively.

2.12 CLAUSE 12 (SEVERANCE)
     ---------------------

     The heading 12. shall be renumbered as "11.".

2.13 CLAUSE 13 (ENTIRE AGREEMENT)
     ----------------------------

     The heading 13. shall be renumbered as "12.".

     2.14  CLAUSE 14 (GOVERNING LAW)
           -------------------------

           The heading 14. shall be renumbered as "13.".

     2.15  ANNEX A (PAYMENT SCHEDULE)
           --------------------------

           ANNEX A shall be deleted in its entirety and replaced by the Annex A (PAYMENT SCHEDULE) attached hereto.
           ------------------

     2.16  ANNEX B (CSM SUPPLY COMMITMENT/CUSTOMER LOADING COMMITMENT)
           -----------------------------------------------------------

           ANNEX B shall be deleted in its entirety and replaced by the Annex B (CSM SUPPLY COMMITMENT) attached hereto.
           -----------------------

     2.17  The new ANNEX C (CUSTOMER LOADING COMMITMENT) attached hereto shall
                           -----------------------------
           be inserted.

3.   SAVING AND INCORPORATION

3.1 Save as expressly amended by this Amendment Agreement, the terms and conditions of the Deposit Agreement shall continue to be in full force and effect in all other respects.

3.2 The Deposit Agreement and this Amendment Agreement shall be construed as one document and this Amendment Agreement shall be deemed to be part of the Deposit Agreement. Where the context so permits, references in the Deposit Agreement and in this Amendment Agreement to "the Deposit Agreement" or "this Agreement" shall be read and construed as references to the Deposit Agreement as amended and supplemented by this Amendment Agreement.

4.   GOVERNING LAW

     This Amendment Agreement shall be governed by and construed in accordance with the laws of Singapore. The parties hereby irrevocably submit to the non-exclusive jurisdiction of the courts of Singapore.

IN WITNESS WHEREOF the Parties have hereunto entered into this Agreement the date first above written.


Signed by Tom Gurnee,         )
Chief Operating Officer,      )
CHARTERED SEMICONDUCTOR       )
MANUFACTURING LTD             )
in the presence of:-          )___________________________



/s/
---------------------------
Name:

Signed by /s/ Henry I. Boreen
          ---------------------------
INTEGRATED CIRCUIT SYSTEMS, INC.
in the presence of:-                 ) /s/ Henry I. Boreen
                                      -----------------------------

/s/ Hock E. Tan
---------------------------
Name: HOCK E. TAN

                                    ANNEX A

                               PAYMENT SCHEDULE
                               ----------------


1.   Paid to date                                      US$ 2 million
2.   Within 5 days of signing Amendment Agreement      US$ 3 million
3.   1 March 1997                                      US$ 3 million
4.   1 September 1997                                  US$ 2 million
                                                       -------------
                          Total amount of Deposit      US$10 million
                                                       -------------

                                    ANNEX B


                             CSM SUPPLY COMMITMENT
                             ---------------------


CSM Supply Commitment per month = (D x 0.00006) 8-inch wafers where D = the amount of Deposit then remaining with CSM

                                    ANNEX C


                          CUSTOMER LOADING COMMITMENT
                          ---------------------------


=========================================================================
               Year                  1997      1998 through 30 June 2002
-------------------------------------------------------------------------
 Number of 8-inch wafers per year    4500                7200
=========================================================================

                                                                    EXHIBIT 10.1

                      DATED THIS 7TH DAY OF OCTOBER 1998



                                    BETWEEN



                   CHARTERED SEMICONDUCTOR MANUFACTURING LTD


                                      AND


                        INTEGRATED CIRCUIT SYSTEMS INC.




             ----------------------------------------------------


                           SECOND DEPOSIT AGREEMENT

             ----------------------------------------------------

                           SECOND DEPOSIT AGREEMENT


THIS SECOND DEPOSIT AGREEMENT (the "Agreement") is made the 7th day of October 1998, by and between :-

(1) CHARTERED SEMICONDUCTOR MANUFACTURING LTD (formerly known as Chartered Semiconductor Manufacturing Pte Ltd), a Singapore corporation having a place of business at 60 Woodlands Industrial Park D, Street 2, Singapore 738406 ("CSM"); and

(2) INTEGRATED CIRCUIT SYSTEMS, INC., a Pennsylvania corporation and having its place of business at 2435 Boulevard of the Generals, Valley Forge, PA 19482, United States of America ("ICS").

WHEREAS

(A) CSM and ICS had entered into a Deposit Agreement dated 8 November 1995, as amended by a Letter of Amendment dated 23 April 1996 and an Amendment Agreement (No. 1) dated 27 September 1996 (together called the "First Deposit Agreement") for the purpose of ICS depositing certain funds with CSM to enable CSM to make available to ICS certain wafer manufacturing capacity.

(B) Chips and Technology, Inc. ("C&T") and CSM had entered into a Deposit Agreement dated 16 November 1995, amended by Amendment Agreement (No. 1) dated 17 October 1996 (together called the "C&T Deposit Agreement") pursuant to which C&T had a deposit balance of US$15,000,000 ("C&T Deposit") with CSM.

(C) C&T has transferred to Intel all its rights and obligations under the C&T Deposit Agreement and Intel desires to obtain a refund of US$12,000,000 of the C&T Deposit from CSM.

     C&T, Intel, ICS and CSM has by a separate agreement superseded the C&T Deposit Agreement and the terms of such agreement governs Intel's balance US$3,000,000 deposit with CSM as well as the refund of US$12,000,000 of the C&T Deposit.

(D) ICS desires to maintain the said deposit of US$12,000,000 with CSM (in addition to the deposit maintained by ICS with CSM under the First Deposit Agreement) to enable CSM to make available certain wafer manufacturing capacity to Customer (as hereinafter defined) on the terms and conditions of this Agreement.

                             CSM-ICS CONFIDENTIAL

IT IS HEREBY AGREED as follows:-

1.   THE DEPOSIT

1.1 In consideration of CSM agreeing to make available to Customer certain wafer manufacturing capacity as set out herein, ICS agrees to place a deposit with CSM of the sum of US$12,000,000 (the "Deposit") by paying in full the sum of US$12,000,000 being CSM's refund of the C&T Deposit to Intel on behalf of CSM. Such payment shall be made by ICS to Intel within 14 days from the date of this Agreement. For the avoidance of doubt, such Deposit shall be separate from and not in lieu of the deposit maintained by ICS with CSM under the First Deposit Agreement.

1.2 Such Deposit shall be maintained by ICS to the full amount of US$12,000,000 during the term of this Agreement, less such amounts that may have been refunded by CSM to ICS pursuant to Clause 3.5 below.

1.3 Upon the expiry of the term of this Agreement or the earlier termination thereof in accordance with Clause 4 or Clause 5.2, CSM will return to ICS the Deposit, without interest and subject to any deductions or refunds made by CSM pursuant to the terms of this Agreement.

2.   SUPPLY AND PURCHASE OF WAFERS

2.1 In consideration of the payment of the Deposit by ICS and ICS's maintenance of the full deposit amount of US$12,000,000 with CSM, CSM will make available to ICS and ICS' majority owned subsidiaries (together known as "Customer"), wafer manufacturing capacity for 8-inch wafers in each calendar year commencing on 1 January 1999 until the expiry or the earlier termination of the term of this Agreement in accordance with Clause 4.1 below, in such quantities as set out in Annex B (the "CSM" Supply Commitment").

2.2 Unless otherwise expressly provided in this Agreement, the sale of wafers by CSM to Customer shall be governed by the terms and conditions of the Manufacturing Agreement dated 29 September 1995 between ICS and CSM (the "Manufacturing Agreement").

2.3 CSM reserves the right to adjust the pricing of wafers to be supplied by CSM from time to time depending on prevailing market conditions and/or subject to the provisions of Clause 6.6, provided however that CSM shall give ICS not less than 3 months' prior written notice of such adjustment. In any event, the price of wafers supplied to Customer shall be no more than 5% above CSM's pricing for similar products and processes and similar quantities available to CSM's equity investors.

2.4 ICS agrees to place and agrees to procure ICS' majority owned subsidiaries to place purchase orders with CSM for such quantity of 8-inch wafers for delivery during the calendar years set out in Annex C (the "Customer Loading Commitment"). The quantity of wafers for which orders are placed by Customer is hereinafter referred to as the "Customer Actual Loading". ICS

                             CSM-ICS CONFIDENTIAL
     agrees to guarantee the payment obligations of any of ICS' majority subsidiaries who place purchase orders with CSM under this Agreement.

2.5 The Customer Actual Loading for each calendar year during the term of the Agreement shall be equal to the Customer Loading Commitment. In addition, the month to month variation in the Customer Actual Loading shall not exceed 20% without the prior written approval of CSM.

3.   SET OFF AND MAINTENANCE OF DEPOSIT

3.1 CSM shall be entitled to deduct from and set-off against the Deposit, any payment falling due and remaining unpaid by Customer under the Manufacturing Agreement.

3.2 At the end of each calendar quarter, CSM shall issue a written notice to Customer stating the amount of the overdue payments and Customer shall pay the relevant sum to CSM within 30 days of the date of such notice, so as to maintain the Deposit at US$12,000,000.00 less such amounts that may have been refunded by CSM to ICS pursuant to Clause 3.5 or Clause 3.6 below.

3.3 CSM's right of deduction and set-off pursuant to Clause 3.2 shall be in addition to CSM's right to claim the aforesaid overdue payments separately as a debt due from Customer and shall not in any way prejudice such right or any other rights or remedies which CSM may have at law or in equity.

3.4  For the purposes of this Agreement, the following definitions apply:-

     (a) "Incremental Intel Wafers" shall mean the wafers which (1) CSM ships to Customer in each calendar quarter; (2) Customer directly sells to Intel Corporation ("Intel"); and (3) exceed the first 400 wafers that is shipped by CSM to Customer in that calendar quarter which Customer directly sells to Intel.

     (b) "Associated Intel Reference Wafers" shall mean the wafers which CSM ships to Customer in each calendar quarter, and which are sold by Customer to other non-Intel parties, based on products that are on the Intel reference designs and are designed-in by non-Intel parties.

     (c) "Non-Intel Wafers" shall mean wafers which CSM ships to Customer in each calendar quarter and which exclude Associated Intel Reference Wafers, Incremental Intel Wafers and the first 400 wafers referred to in Clause 3.4(a)(3) above.

3.5 For the period 1 October 1998 to the expiry of this Agreement or to such time as the Deposit balance remaining with CSM is reduced to zero (whichever is earlier),:-

     (a) For every Incremental Intel Wafer that CSM ships to Customer in a calendar quarter, ICS is entitled to a refund of the higher of (1) US$300

                             CSM-ICS CONFIDENTIAL
          per Incremental Intel Wafer; or (2) 35% of CSM's wafer price to Customer for the Incremental Intel Wafer, from the Deposit; and

     (b) provided that the cumulative total number of Non-Intel Wafers shipped by CSM to Customer as at the end of any calendar quarter is equal to or more than the Threshold Volume (as defined in Clause 3.5(d) below) relevant to that quarter, then for every Associated Intel Reference Wafer that CSM ships to Customer that quarter, ICS is entitled to a refund of the higher of (1) US$300 per Associated Intel Reference Wafer; or (2) 35% of CSM's wafer price to Customer for the Associated Intel Reference Wafer, from the Deposit; subject to the provisions of Clause 3.4(c) below;

     (c) in the event that the cumulative total number of Non-Intel Wafers shipped by CSM to Customer as at the end of any calendar quarter is less than the Threshold Volume relevant to that quarter, then:-

          (1) the Non-Intel Wafers shipped by CSM to Customer in such calendar quarter shall be deemed to be Customer Actual Loading (as defined in the First Deposit Agreement) and ICS shall be refunded according to the provisions of the First Deposit Agreement for such loading;

          (2) the Associated Intel Reference Wafers shipped by CSM to Customer in such calendar quarter shall be deemed to be Customer Actual Loading and ICS shall be refunded according to the provisions of the First Deposit Agreement for such Associated Intel Reference Wafers, subject to a maximum of the difference between the Threshold Volume and number the Non-Intel Wafers shipped in such calendar quarter;

          (3) ICS shall be refunded in accordance to Clause 3.5(b) above for the balance (if any) of Associated Intel Reference Wafers shipped in such calendar quarter that was not subject to refund under Clause 3.5(c)(2) above; and

          (4) and if in a subsequent quarter, the number of Non-Intel wafers Threshold Volume is met, then provided that 35% of CSM's wafer price to Customer for the Associated Intel Reference Wafers deemed to be Customer Actual Loading under Clause 3.5(c)(2) above (the "Relevant Wafers") is more than US$300 per wafer, ICS shall be refunded:-

               the number of Relevant wafers multiplied by an amount equal to (35% of CSM's wafer price to Customer for the Relevant Wafers - US$300);

     (d) "Threshold Volume" referred to in Clause 3.5 (b) above shall mean the following:-

                             CSM-ICS CONFIDENTIAL

          -------------------------------------------------------
           Calendar quarter    Threshold Volume (on a cumulative
                               basis based on 2,100 per quarter)
          -------------------------------------------------------
           1Q                  2,100 wafers
           2Q                  4,200 wafers (ie. 2,100 x 2)
           3Q                  6,300 wafers (ie. 2,100 x 3)
           4Q                  8,400 wafers (ie. 2,100 x 4)
          -------------------------------------------------------

     Annex A sets out examples for the purposes of illustrating the refunds in this Clause 3.5.; and

     (e) Wafers which CSM ships to Customer during a calendar year for which Customer is not entitled to a refund under this Agreement shall be deemed to be Customer Actual Loading (as defined in the First Deposit Agreement) and ICS shall be refunded according to the provisions of the First Deposit Agreement for such loading.

3.6 ICS shall within 7 days after the end of each calendar quarter provide CSM with an invoice stating the amount of refund payable to ICS pursuant to Clause 3.5 above. After receipt of such invoice, CSM shall within 30 days from the end of such calendar quarter refund such amounts to ICS.

4.   TERM AND TERMINATION

4.1 The term of this Agreement shall expire on 31 December 2000 and may be earlier terminated in the following events:-

     (a)  when the Deposit balance remaining with CSM is reduced to zero;

     (b) at the option of CSM, in the event that the Customer Actual Loading is in aggregate less than 50% of the Customer Loading Commitment for 12 consecutive calendar months;

     (c) at the option of ICS, in the event that CSM fails to deliver to Customer in aggregate at least 50% of the Customer Actual Loading for 12 consecutive calendar months; or

                             CSM-ICS CONFIDENTIAL

     (d)  at the option of either party, in any of the following events:

          (i) the inability of the other Parties to pay its debts in the normal course of business; or

          (ii) the other Parties ceasing or threatening to cease wholly or substantially to carry on its business, otherwise than for the purpose of a reconstruction or amalgamation without insolvency; or

          (iii) any encumbrancer taking possession of or a receiver, manager, trustee or judicial manager being appointed over the whole or any substantial part of the undertaking, property or assets of the other Parties; or

          (iv) the making of an order by a court of competent jurisdiction or the passing of a resolution for the winding-up of the other Parties or any company controlling the other Parties, otherwise than for the purpose of a reconstruction or amalgamation without insolvency.

4.2 Termination of the Agreement pursuant to Clause 4.1 shall take effect immediately upon the issue of a written notice to that effect by the Party terminating the Agreement to the other. The termination of this Agreement howsoever caused shall be without prejudice to any obligation or rights of any Party which have accrued prior to such termination and shall not affect any provision of this Agreement which is expressly or by implication provided to come into effect on or to continue in effect after such termination.

5.   FORCE MAJEURE

5.1 CSM's obligation to provide wafer manufacturing capacity and Customer's obligation to place purchase orders for wafers in accordance with the terms of this Agreement shall be suspended upon the occurrence of a force majeure event such as act of God, flood, earthquake, fire, explosion, act of government, war, civil commotion, insurrection, embargo, riots, lockouts, labor disputes affecting CSM or Customer as the case may be, for such period as such force majeure event may subsist. Upon the occurrence of a force majeure event, the affected Party shall notify the other Party in writing of the same and shall by subsequent written notice after the cessation of such force majeure event inform the other Party of the date on which that Party's obligation under this Agreement shall be reinstated.

5.2 Notwithstanding anything in this Clause 5, upon the occurrence of a force majeure event affecting either Party, and such force majeure event continues for a period exceeding 6 consecutive months without a prospect of a cure of such event, the other Party shall have the option, in its sole discretion, to terminate this Agreement. Such termination shall take effect immediately upon the written notice to that effect from the other Party to the Party affected by the force majeure event.

                             CSM-ICS CONFIDENTIAL

6.   WARRANTY AND INDEMNITY

6.1 ICS warrants that it has the right to use and license the use of the design provided by Customer and processes provided by Customer and hereby grants to CSM the right to use the aforesaid design and processes for the performance of its obligations under this Agreement and the Manufacturing Agreement.

6.2 ICS shall indemnify, hold harmless and defend CSM against any claims that Customer's products or a process or design licensed from or otherwise provided by Customer and used by CSM for the performance of its obligations under this Agreement is an infringement of any letters patent or other intellectual property rights, including, without limitation, any infringement based on specifications furnished by Customer or resulting from the use of any equipment or process specified by Customer.

6.3 CSM shall notify ICS of any claim of infringement or of commencement of any suit, action, or proceedings alleging infringement of any intellectual property rights of any third party forthwith after receiving notice thereof. ICS shall have the right in its sole discretion and at its expense to participate in the defence of any such claim, suit, action or proceedings and in any and all negotiations with respect thereto.

6.4 CSM shall indemnify, hold harmless and defend ICS against any claims that the wafers manufactured by CSM pursuant to this Agreement using manufacturing processes provided by CSM for the performance of its obligations under this Agreement is an infringement of any letters patent or other intellectual property rights of any third party.

6.5 ICS shall notify CSM of any claim of infringement or of commencement of any suit, action, or proceedings alleging infringement of any intellectual property rights of any third party forthwith after receiving notice thereof. CSM shall have the right in its sole discretion and at its expense to participate in the defence of any such claim, suit, action or proceedings and in any and all negotiations with respect thereto.

6.6 ICS hereby agrees that in the event that CSM is required to make any payments, including without limitation, licence fees or royalty payments, to any third party in respect of any of CSM's manufacturing processes used by CSM in the performance of its obligations under this Agreement, CSM shall be entitled to adjust the pricing of the wafers supplied to Customer accordingly. Such adjustment shall be effective upon CSM giving to ICS not less than 3 months' prior written notice thereof.

7.   CONFIDENTIALITY

7.1 All Confidential Information shall be kept confidential by the recipient unless or until the recipient Party can reasonably demonstrate that any such Confidential Information is, or part of it is, in the public domain through no

                             CSM-ICS CONFIDENTIAL
     fault of its own, whereupon to the extent that it is in the public domain or is required to be disclosed by law this obligation shall cease. For the purposes of this Agreement, "Confidential Information" shall mean all communications between the Parties, and all information and other materials supplied to or received by either of them from the other (a) prior to or on the date of this Agreement whether or not marked confidential; (b) after the date of this Agreement which is marked confidential with an appropriate legend, marking, stamp or other obvious written identification by the disclosing Party, and (c) all information concerning the business transactions and the financial arrangements of the Parties with any person with whom any of them is in a confidential relationship with regard to the matter in question coming to the knowledge of the recipient.

7.2 The Company and the Parties and shall take all reasonable steps to minimise the risk of disclosure of Confidential Information, by ensuring that only they themselves and such of their employees and directors whose duties will require them to possess any of such information shall have access thereto, and will be instructed to treat the same as confidential.

7.3 The obligation contained in this Clause shall endure, even after the termination of this Agreement, for a period of 5 years from the date of receipt of the Confidential Information except and until such Confidential Information enters the public domain as set out above.

8.   NOTICES

8.1  Addresses
     ---------

     All notices, demands or other communications required or permitted to be given or made under or in connection with this Agreement shall be in writing and shall be sufficiently given or made (a) if delivered by hand or commercial courier or (b) sent by pre-paid registered post or (c) sent by legible facsimile transmission (provided that the receipt of such facsimile transmission is confirmed and a copy thereof is sent immediately thereafter by pre-paid registered post) addressed to the intended recipient at its address or facsimile number set out below. A Party may from time to time notify the others of its change of address or facsimile number in accordance with this Clause.

     CSM
     ---
     60 Woodlands Industrial Park D, Street 2
     Singapore 738406
     Facsimile no: (65) 3622909
     Attn: The Legal Department

     ICS
     ---
     2435 Boulevard of the Generals
     Valley Forge, PA 19482,
     United States of America
     Facsimile no: ________________
     Attn: ________________________

                             CSM-ICS CONFIDENTIAL

8.2  Deemed Delivery
     ---------------

     Any such notice, demand or communication shall be deemed to have been duly served (a) if delivered by hand or commercial courier, or sent by pre-paid registered post, at the time of delivery; or (b) if made by successfully transmitted facsimile transmission, at the time of dispatch (provided that the receipt of such facsimile transmission is confirmed and that immediately after such dispatch, a copy thereof is sent by pre-paid registered post.

9.   WAIVER AND REMEDIES

9.1 No delay or neglect on the part of either Party in enforcing against the other Party any term or condition of this Agreement or in exercising any right or remedy under this Agreement shall either be or be deemed to be a waiver or in any way prejudice any right or remedy of that Party under this Agreement.

9.2 No remedy conferred by any of the provisions of this Agreement is intended to be exclusive of any other remedy which is otherwise available at law, in equity, by statute or otherwise and each and every other remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in equity, by statute or otherwise. The election of any one or more of such remedies by either of the Parties hereto shall not constitute a waiver by such Party of the right to pursue any other available remedy.

10.  SEVERANCE

     If any provision or part of this Agreement is rendered void, illegal or unenforceable in any respect under any enactment or rule of law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

11.  ENTIRE AGREEMENT

     This Agreement constitutes the entire agreement between CSM and ICS and shall supersede all previous agreements and undertakings between Parties with respect to the subject matter hereof, provided however that the First Deposit Agreement shall remain in full force and effect in accordance with the terms therein.

12.  GOVERNING LAW

     This Agreement shall be governed by and construed in accordance with the laws of Singapore. The Parties hereby irrevocably submit to the non-exclusive jurisdiction of the courts of Singapore.

IN WITNESS WHEREOF the Parties have hereunto entered into this Agreement the date first above written.

                             CSM-ICS CONFIDENTIAL

    /s/ Robert Baxter
-------------------------------
Robert Baxter
Senior Vice President, Business Operations
CHARTERED SEMICONDUCTOR MANUFACTURING LTD


   /s/ Hock E. Tan
-------------------------------
Name: HOCK E. TAN
Title: Chief Financial Officer
INTEGRATED CIRCUIT SYSTEMS INC.

                             CSM-ICS CONFIDENTIAL

                                    ANNEX A

The following set out examples of the refunds in Clause 3.5 :-

     Example 1(Clause 3.5(a)) :
--------------------------------------------------------------------------------
       (A)  Total no. of wafers       (B)  Incremental Intel   Refund
       shipped by CSM to Customer     Wafer
       which Customer ships to Intel
--------------------------------------------------------------------------------
1Q99   500                            100                      (1) 400 of (A) to be
                                                               refunded per First
                                                               Deposit Agreement

                                                               (2) 100 of (B) to be
                                                               refunded per CL.
                                                               3.5(a) above
--------------------------------------------------------------------------------
2Q99   300                            0                        All 300 of (A) to be
                                                               refunded per First
                                                               Deposit Agreement
--------------------------------------------------------------------------------


     Example 2(Clauses 3.5(b) and (c)) :
--------------------------------------------------------------------------------
      (A)  Associated    (B)  Non-Intel    Refund
      Intel Reference    Wafers
      Wafers
--------------------------------------------------------------------------------
1Q99  1000               2000              (1) refund for only 900 of (A) per
                                           CL. 3.5(b) above because Threshold
                                           Volume of 2,100 Non-Intel Wafers not
                                           met

                                           (2) refund for 2,000 of (B) and 100
                                           of (A)* per First Deposit Agreement
--------------------------------------------------------------------------------
2Q99  1000               3000              (1) refund for 1000 of (A) per CL.
      (cumulatively,     (cumulatively     3.5(b) above because Threshold Volume
      2,000)             5,000)            of 4,200 Non-Intel Wafers is met

                                           (2) refund for 3000 of (B) per First
                                           Deposit Agreement

                                           (3) refund for 100 wafers* per CL.
                                           3.5(c)(4) above (provided 35% of ASP
                                           is higher than US$300)
--------------------------------------------------------------------------------
3Q99  1000               500               (1) refund for only 200 of (A) per
      (cumulatively      (cumulatively     CL. 3.5(b) above because Threshold
      3,000)             5,500)            Volume of 6,300 Non-Intel Wafers not
                                           met

                                           (2) refund of 500 of (B) and 800 of
                                           (A)** per First Deposit Agreement
--------------------------------------------------------------------------------
4Q99  2000               5000              (1) refund for 2000 of (A) per CL.
      (cumulatively      (cumulatively     3.5(b) above because Threshold Volume
      5,000)             10,500)           of 8,400 Non-Intel Wafers is met

                                           (2) refund for 5000 of (B) per First
                                           Deposit Agreement

                                           (3) refund for 800 wafers** per CL.
                                           3.5(c)(4) above (provided 35% of ASP
                                           is higher than US$300)
--------------------------------------------------------------------------------

     Example 3 (Clauses 3.5(b) and (c)) :
--------------------------------------------------------------------------------
       (A)  Associated   (B)  Non-Intel   Refund
       Intel Reference   Wafers
       Wafers
--------------------------------------------------------------------------------
1Q99   0                 0                (1) no refund for (A) per CL. 3.5(b)
                                          above because Threshold Volume of
                                          2,100 Non-Intel Wafers not met

                                          (2) no refund for (B)
--------------------------------------------------------------------------------
2Q99   0                 0                (1) no refund for (A) per CL. 3.5(b)
                                          above because Threshold Volume of
                                          4,200 Non-Intel Wafers not met

                                          (2) no refund for (B)
--------------------------------------------------------------------------------
3Q99   1000              5000             (1) no refund for (A) per CL.
       (cumulatively     (cumulatively    3.5(b) above because Threshold Volume
       1,000)            5,000)           of 6,300 Non-Intel Wafers not met

                                          (2) refund of 5000 of (B) and 1000 of
                                          (A) per First Deposit Agreement
--------------------------------------------------------------------------------
4Q99   1000              1000             (1) no refund for (A) per CL. 3.5(b)
       (cumulatively     (cumulatively    above because Threshold Volume of
       2,000)            6,000)           8,400 Non-Intel Wafers not met

                                          (2) refund for 1000 of (B) and 1000 of
                                          (A) per First Deposit Agreement
--------------------------------------------------------------------------------

                                    ANNEX B


                             CSM SUPPLY COMMITMENT
                             ---------------------


CSM Supply Commitment per month = (D x 0.00006) 8-inch wafers where D = the amount of Deposit then remaining with CSM


                             CSM-ICS CONFIDENTIAL

                                    ANNEX C


                          CUSTOMER LOADING COMMITMENT
                          ---------------------------



================================================================================
               Year                       1 January 1999 through 30 June 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Number of 8-inch wafers per year                     7200
================================================================================


                             CSM-ICS CONFIDENTIAL

CHARTERED SEMICONDUCTOR                           60 WOODLANDS INDUSTRIAL PARK D
MANUFACTURING LTD                                 STREET 2 SINGAPORE 738406
                                                  TELEPHONE:  (65) 3622838
                                                  FACSIMILE:  (65) 3622937

7 October 1998

Integrated Circuit Systems
2435 Boulevard of the Generals
Valley Forge
PA 19482
Attention: Mr Hock Tan, President


Dear Mr Tan,

DEPOSIT AGREEMENT BETWEEN CHARTERED SEMICONDUCTOR MANUFACTURING LTD ("CSM") AND INTEGRATED CIRCUIT SYSTEMS, INC. ("ICS")

We refer to the Deposit Agreement between CSM and ICS dated 8 November 1995 as amended by a Letter of Amendment dated 23 April 1996 and an Amendment Agreement (No. 1) dated 27 September 1996 (the "Deposit Agreement").

This is to confirm and set out CSM and ICS' agreement that purchase orders for wafers placed by any of ICS' majority owned subsidiaries with CSM shall count towards the Customer Actual Loading (as defined in the Deposit Agreement) and shall be entitled to the refunds in accordance with Clause 4.4 of the Deposit Agreement. Such refund shall be payable by CSM to ICS.

ICS agrees to guarantee the payment obligations of any of ICS's majority subsidiaries who place purchase orders with CSM under the Deposit Agreement.

Except as expressly amended by this letter, the terms and conditions of the Deposit Agreement shall continue to be in full force and effect in all other respects.

Kindly signify your acceptance of this letter by signing and returning one original of this letter to the undersigned. Thank you.


Yours sincerely,


/s/ Robert Baxter
----------------------
Robert Baxter
Senior Vice President
Business Operations

Agreed and accepted this 7th day of October 1998 by



/s/ Hock E. Tan
----------------------
Name:  Hock E. Tan
Title: Chief Financial Officer

                  AMENDMENT AND ASSIGNMENT AGREEMENT BETWEEN
        INTEL CORPORATION, CHARTERED SEMICONDUCTOR MANUFACTURING LTD,
       INTEGRATED CIRCUIT SYSTEMS INC. AND CHIPS AND TECHNOLOGIES, INC.

This Addendum to the Deposit Agreement dated November 16, 1995 together with an Amendment thereto dated October 17, 1996, shall become effective October 7, 1998, as is entered into by and between (1) Intel Corporation, a Delaware corporation having its principal place of business at 2200 Mission College Blvd., Santa Clara, California 95052, USA, (2) Chartered Semiconductor Manufacturing Ltd, a Singapore corporation having a place of business at 60 Woodlands Industrial Park D, Street 2, Singapore 738406 ("CSM"), (3) Integrated Circuit Systems Inc., a Pennsylvania corporation and having its place of business at 2345 Boulevard of the Generals, Valley Forge, PA 19482, USA ("ICS"), and (4) Chips and Technologies, Inc., a former Californian corporation having its principal place of business at 2950 Zanker Road, San Jose, California 95134, USA ("C&T"), and now a wholly owned subsidiary of Intel.

WHEREAS CSM and C&T entered into that certain Deposit Agreement dated November 16, 1995 together with an Amendment thereto dated October 17, 1996 (hereinafter collectively the "Deposit Agreement"), and

WHEREAS Intel has acquired all rights and obligations to C&T, including the rights and obligations under the Deposit Agreement, and

WHEREAS Intel and ICS entered into a Purchase Agreement - Goods and are desirous of entering into an Addendum to that Purchase Agreement - Goods to be dated October 7, 1998 between ICS and Intel, and

WHEREAS ICS and CSM are desirous of entering into a new deposit agreement to be dated October 7, 1998 (hereinafter the "New Deposit Agreement").

NOW THEREFORE in consideration of the mutual covenants and promises, the parties agree to amend and assign the Deposit Agreement as follows:

A. C&T assigns to Intel, and Intel agrees to assume all rights, privileges and obligations to the Deposit (as defined in the Deposit Agreement) of fifteen million U.S dollars (US$15,000,000).

B. With effect from the date of this Amendment and Assignment Agreement ("Agreement"), C&T hereby releases and discharges CSM from all obligations, liabilities, claims and demands of C&T in respect of the Deposit Agreement and CSM hereby releases and discharges C&T from all obligations, liabilities, claims and demands of CSM in respect of the Deposit Agreement.

C. Within fourteen days from the date of this Agreement, CSM hereby agrees to refund to Intel twelve million U.S. dollars (US$12,000,000) of the Deposit (as defined in the Deposit Agreement), which payment ICS hereby undertakes to make in full on behalf of CSM in satisfaction of ICS' obligation under the New Deposit Agreement between ICS and CSM ("Refund").

     D. Provided that the Refund is made to Intel in accordance with Clause C. above, with effect from the date the Refund:

          (i) this Agreement shall supersede the Deposit Agreement and the Deposit Agreement shall be null and void and cease to have any force or effect;

          (ii) Intel releases and discharges CSM from all rights, claims and demands of Intel in respect of the said twelve million U.S. dollars (US$12,000,000) and CSM releases and discharges Intel from all rights, claims and demands of CSM in respect of the said twelve million U.S. dollars US$12,000,000; and

          (iii) Intel agrees to pursue qualification activities on the CSM 0.25 and 0.35 micron logic wafer processes. Intel does not guarantee successful qualification but does agree to put forth its commercially reasonable efforts in pursuit of process qualification at CSM. Intel and CSM shall mutually agree on and determine whether such qualification activities have been completed. Within 30 days after completion of the qualification activities, CSM shall refund and deliver to Intel the sum of three million U.S. dollars (US$3,000,000). If in the event Intel is unable to pursue qualification activities at CSM, Intel shall retain its right to receive full refund of the remaining three million U.S. dollars (US$3,000,000) deposit on December 31, 2000.


AGREED TO:

INTEL                              CHARTERED
CORPORATION                        SEMICONDUCTOR


/s/ Gidu Shroff                    /s/ Rob Baxter
-------------------------          ---------------------
Signature                          Signature

Gidu K. Shroff                     Rob Baxter
-------------------------          ---------------------
Printed Name                       Printed Name

Vice President, Materials          Senior Vice President, Business Operations
-------------------------          ------------------------------------------
Title                              Title

   10/7/98
-------------------------          ---------------------
Date                               Date

                    INTEL/CSM/ICS/Chips & Tech Confidential

INTEGRATED CIRCUIT                 CHIPS AND TECHNOLOGIES INC.
SYSTEMS INC.


/s/ Hock Tan                       /s/ Patrice C. Scatena
-----------------------            ---------------------------
Signature                          Signature

Hock Tan                           Patrice C. Scatena
-----------------------            ---------------------------
Printed Name:                      Printed Name:

Chief Financial Officer            Secretary
-----------------------            ---------------------------
Title                              Title

 10-7-98                             10-7-98
-----------------------            ---------------------------
Date                               Date

                    INTEL/CSM/ICS/Chips & Tech Confidential